UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 17, 2025 (Date of earliest event reported)

i-80 GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-41382	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

5190 Neil Road, Suite 460, Reno, Nevada United States 89502

(Address of principal executive offices) (Zip Code)

(775) 525-6450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
	IAU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 17, 2025, the Company held its annual and special meeting (the “Meeting”) of the shareholders of the Company at the offices of Bennett Jones LLP at One First Canadian Place, 100 King St. West, Suite 3400, Toronto, Ontario, M5X 1A4. At the Meeting, the shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 2, 2025:

Proposal 1:

The Company’s shareholders approved the setting of the number of directors of the Company at seven. The results of the vote were as follows:

Vote Type	Number of Votes
For	232,309,629
Against	2,387,505
Abstain	741,186
Broker Non-Votes	1

Proposal 2:

Each of the nominees set forth in the Company’s Definitive Proxy Statement were elected as directors to serve until the next annual meeting of shareholders, or until their respective successors are elected or appointed. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Director	Vote Type	Number of Votes
Ron Clayton	For	166,403,289
	Withheld	9,435,085
	Broker Non-Votes	59,599,947

Richard Young	For	169,960,265
	Withheld	5,878,110
	Broker Non-Votes	59,599,946

John Begeman	For	148,867,932
	Withheld	26,970,442
	Broker Non-Votes	59,599,947

John Seaman	For	138,514,480
	Withheld	37,323,893
	Broker Non-Votes	59,599,948

Eva Bellissimo	For	143,483,907
	Withheld	32,354,466
	Broker Non-Votes	59,599,948

Arthur Einav	For	147,774,404
	Withheld	28,063,970
	Broker Non-Votes	59,599,947

Cassandra Joseph	For	162,123,576
	Withheld	13,714,797
	Broker Non-Votes	59,599,948

Proposal 3:

The Company’s shareholders approved the appointment of Grant Thornton LLP (USA) as auditors of the Company to hold office until the close of the next annual meeting of shareholders of the Company. The results of the vote were as follows:

Vote Type	Number of Votes
For	233,816,644
Withheld	1,621,674
Broker Non-Votes	3

Proposal 4:

The Company’s shareholders approved an ordinary resolution, the full text which is set forth in the Company’s Definitive Proxy Statement, approving the Company’s Advance Notice Policy. The results of the vote were as follows:

Vote Type	Number of Votes
For	149,954,512
Against	22,492,775
Abstain	3,391,087
Broker Non-Votes	59,599,947

Item 9.01 Financial Statements and Exhibits

On June 17, 2025, the Company issued a press release announcing the voting results from the Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1922, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 17, 2025, issued by i-80 Gold corp. relating to voting results from its annual and special meeting.

104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2025	i-80 GOLD CORP.

	By:	/s/ Ryan Snow
Ryan Snow
Chief Financial Officer